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                                                                   Exhibit 10.32

                              AMENDMENT NO. 1 TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------

     This is an Amendment No. 1 dated as of June 8, 2000 (the "Amendment") to that certain Amended and Restated Registration Rights Agreement dated as of September 10, 1999 (the "Agreement") by and:

among: GREENWICH TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Corporation");

and: the holders of shares of Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock of the Corporation (collectively, the "Investors").

     Capitalized terms used herein and not otherwise defined have the meaning set forth in the Agreement.

                                    RECITALS
                                    --------

     WHEREAS, the Corporation and holders of the Corporation's Series D Preferred Stock and Series E Preferred Stock are parties to the Agreement;

     WHEREAS, certain of the Investors are purchasing from the Corporation shares of its Series F Preferred Stock, $0.01 par value per share; and

     WHEREAS, the Corporation and certain of the parties to the Agreement representing at least 50% in interest of the Registrable Securities outstanding on the date hereof, wish to amend the Agreement to include such Investors as further set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

1. The definition of "Preferred Stock" in Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

"  "Preferred Stock":  Collectively, the Series D Preferred Stock of the
    ---------------
Corporation, the Series E Preferred Stock of the Corporation, and the Series F Preferred Stock of the Corporation."

2. Section 2.2.1 of the Agreement shall be deleted in its entirety and replaced with the following:

  "2.2.1. The Corporation shall notify all Holders of Registrable Securities in writing at least 30 days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Corporation (including, but not limited to, registration statements relating to secondary offerings of securities of the Corporation, but excluding any registration statement relating to any employee benefit plan or a corporate reorganization) other than in the case of an Initial Public Offering and will afford each such
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Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within 20 days after receipt of the above-described notice from the Corporation, so notify the Corporation in writing, and in such notice shall inform the Corporation of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Corporation, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to offerings of its securities, all upon the terms and conditions set forth herein."

3. The introductory paragraph of Section 2.3 shall be amended by striking the number "$5,000,000" and replacing it with "$15,000,000".

4.   Miscellaneous.

     4.1 Original Agreement. In all other respects, the Agreement will remain unchanged and in full force and effect.

     4.2 Binding Effect; Assignment. This Amendment No. 1 is binding on the Corporation and the Holders and their respective heirs, personal representatives and successors in interest.

     4.3  Interpretation; Construction.

     4.3.1. The terms of this Amendment No. 1 have been fully negotiated by the parties in consultation with counsel, and the wording of this Amendment No. 1 has been arrived at by all of them as a result of their joint discussions. Accordingly, no provision of this Amendment No. 1 shall be construed against a particular party or in favor of another party merely because of which party (or its representative) drafted or supplied the wording for such provision.

     4.3.2. Section headings appearing in this Amendment No. 1 are inserted solely as reference aids for the ease and convenience of the reader; they shall not be deemed to modify, limit or define the scope or substance of the provisions they introduce, nor shall they be used in construing the intent or effect of such provisions.

     5. Multiple Counterparts. This Amendment No. 1 may be signed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when each of the parties has signed and delivered a counterpart to the other.

     6. Governing Law. This Amendment No. 1 shall be governed by and interpreted according to the laws of Delaware, but without giving effect to any Delaware choice of law provisions which might otherwise make the Laws of a different jurisdiction govern or apply.
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     IN WITNESS WHEREOF, the Corporation and the Shareholders have executed this
Agreement as of the day and year first above written.

THE CORPORATION:                       THE INVESTORS:

GREENWICH TECHNOLOGY                   VANTAGEPOINT COMMUNICATIONS PARTNERS, LP
PARTNERS, INC.


                                       By  VantagePoint Communications
By:/s/ Joseph Beninati                     Associates, LLC, Its General
   -----------------------                 Partner
   Name:  Joseph Beninati
   Title: Chief Executive Officer      By: /s/ Jeff Marshall
                                           -------------------------------------
                                           Name:  Jeff Marshall
                                           Title: Managing Member


                                       VANTAGEPOINT VENTURE PARTNERS 1996, LP

                                       By: VantagePoint Associates, LLC,
                                           Its General Partner

                                       By: /s/ Jeff Marshall
                                           ------------------------------------
                                           Name:  Jeff Marshall
                                           Title: Managing Member


                                           /s/ Dennis M. Goett
                                           ------------------------------------
                                           Dennis M. Goett

                                           FG-GTPD


                                       By: /s/ Kathleen Shepphird
                                           ------------------------------------
                                           Name:  Kathleen Shepphird
                                           Title: Managing Director

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                                         FG-GTPF


                                         By:/s/ Kathleen Shepphird
                                            ------------------------------------
                                            Name:  Kathleen Shepphird
                                            Title: Managing Director

                                         CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                         By:/s/ Stephen Murray
                                            ------------------------------------
                                            its General Partner

                                         By:____________________________________
                                            Name:
                                            Title:
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                                         JUNIPER NETWORKS, INC.


                                         By: /s/ Lisa C. Berry
                                             -----------------------------------
                                         Name:  Lisa C. Berry
                                         Title: Vice President, General
                                                    Counsel and Secretary
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                                         BLUE VECTOR


                                         By: /s/ Michael Tunstall
                                             -----------------------------------
                                         Name:
                                         Title

                                         AZURE CAPITAL PARTNERS


                                         By: /s/ Paul Ferris
                                             -----------------------------------
                                         Name:
                                         Title: